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                             EXHIBIT 10.11





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                                                           Lease No. 940148

                 LEASE SCHEDULE AND ACCEPTANCE CERTIFICATE NO. 019

   Reference is made to the Lease Agreement dated as of December 15, 1994 between BA LEASING & CAPITAL CORPORATION, as Lessor, and COCA-COLA BOTTLING CO. CONSOLIDATED, as Lessee (together with the Appendix thereto, the "Lease"; capitalized terms not otherwise defined herein having the same meanings as in the Lease). The Lease is incorporated herein by reference.

   1. ACCEPTANCE; CONFIRMATIONS. Lessee confirms that (A) the equipment described in Annex A to this Lease Schedule (the "Units") has been delivered to, is in the possession of and is accepted by Lessee for leasing under, and constitutes "Units" subject to and governed by, the Lease, (B) the Units
(i) have been fully inspected by qualified agents of Lessee and are in good order, operating condition and repair, (ii) have been properly installed (subject only to any minor undischarged obligations of suppliers, manufacturers or installers thereof to promptly update and conform the same as provided by their respective agreements and warranties), (iii) meet all recommended or applicable safety standards, (iv) are, as of the Delivery Date set forth below, available for use and service by Lessee and Lessor, and (v) have been marked or labeled showing Lessor's interest in the form and to the extent required by the Lease and (C) Lessee must pay the rent and all other sums provided for in the Lease with respect to such Units.

   2. DELIVERY DATE; SCHEDULING DATE. The Delivery Date of the Units is August 7, 1995. The Scheduling Date of the Units is September 27, 1995.

   3. TERM. The Term of the Lease with respect to the Units is comprised of an Interim Term that begins on the Delivery Date and continues until December 15, 1995 (the "Base Date") and a Base Term that begins on the Base Date and continues until December 15, 1998.

   4. RENT. The total rents for the Units is $382,090.43, comprised of Base Rent payable in 12 consecutive quarterly installments, with the first such installment due three months following the Base Date. The Base Rent installments are set forth in Annex B hereto.

   5. CASUALTY VALUES. The Casualty Values for the Units are set forth in Annex B hereto.

   6. CHATTEL PAPER COUNTERPARTS. Two counterparts of this Lease Schedule and Acceptance Certificate have been executed by the parties hereto. One counterpart has been prominently marked "Lessor's Copy". One counterpart has been prominently marked "Lessee's Copy". Only the counterpart marked "Lessor's Copy" shall evidence a monetary obligation of Lessee.

   IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease Schedule and Acceptance Certificate as of the Delivery Date set forth above.

   Lessor:                                 Lessee:

   BA LEASING & CAPITAL CORPORATION        COCA-COLA BOTTLING CO. CONSOLIDATED

   By: (Signature of Sonia Delen           By: (Signature of Brenda B.
        appears here)                           Jackson appears here)

                                                  Brenda B. Jackson
   Title: Assistant Vice President         Title: Vice President & Treasurer

   By: (Signature of Gail D. Smedal
        appears here)

   Title: Vice President